UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2005

THE SHERWIN-WILLIAMS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-04851	34-0526850

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Prospect Avenue, N.W., Cleveland, Ohio 44115

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (216) 566-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4(A) Amendment and Restatement Agreement
EX-10(B) Amend to Deferred Comp Savings/Pension Equal Plan
EX-10(C) Amend to Revised Key Manage Deferred Comp Plan
EX-10(D) Amendment to Directors Deferred Fee Plan
EX-10(E) 2005 Deferred Comp Savings and Pension Equal Plan
EX-10(F) 2005 Key Management Deferred Compensation Plan
EX-10(G) 2005 Director Deferred Fee Plan
EX-99 Press Release

Item 1.01 Entry into a Material Definitive Agreement.

Credit Agreement.

     On July 20, 2005, The Sherwin-Williams Company entered into an Amendment and Restatement Agreement (the “Amendment “) with JPMorgan Chase Bank, N.A., as Administrative Agent; Wachovia Bank, National Association, as Syndication Agent; and the Lenders party thereto. The Amendment amends and restates the Five-Year Competitive Advance and Revolving Credit Facility Agreement, dated as of July 19, 2004, among Sherwin-Williams; the Lenders party thereto; JPMorgan Chase Bank, as Administrative Agent; Wachovia Bank, National Association, as Syndication Agent; and Bank of America, N.A., National City Bank, and Wells Fargo Bank, N.A., as Co-Documentation Agents. The primary purpose of the Amendment is to increase the amount of the credit facility from $650 million to $910 million. A copy of the Amendment is filed as Exhibit 4(a) to this Report and is incorporated herein by reference.

Indemnity Agreement.

     The information set forth below in Item 5.02 regarding Sherwin-Williams’ entry into an Indemnity Agreement with David F. Hodnik is hereby incorporated by reference in this Item 1.01.

Deferred Compensation Plans.

     On July 20, 2005, the Board of Directors of Sherwin-Williams approved the following actions of the Compensation and Management Development Committee of the Board of Directors in connection with the requirements of the American Jobs Creation Act of 2004 (“AJCA”): (1) amended the Deferred Compensation Savings and Pension Equalization Plan (“DCSPEP”), Revised Key Management Deferred Compensation Plan (“KMDCP”) and Director Deferred Fee Plan (“DDFP”) to freeze each of the plans and preserve participants’ earned and vested benefits under the frozen respective plans in which they participate under the law in effect prior to the AJCA; and (2) established the following new nonqualified plans: (i) 2005 Deferred Compensation Savings and Pension Equalization Plan; (ii) 2005 Key Management Deferred Compensation Plan; and (iii) 2005 Director Deferred Fee Plan to satisfy the requirements and limitations of the AJCA. The terms of the new plans are substantially similar to the frozen plans except to the extent prior provisions were prohibited or impracticable as a consequence of the ACJA. Since the AJCA applies to deferred compensation that is earned or vested after December 31, 2004, no further deferrals or contributions were permitted to the DSCPEP, KMDCP or DDFP after December 31, 2004. Commencing in 2005, all deferrals and contributions were made under the new plans. Copies of these plans are filed as Exhibits to this Report and are incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On July 20, 2005, the Board of Directors of Sherwin-Williams elected David F. Hodnik to serve on its Board of Directors. In addition, Mr. Hodnik was appointed to the Audit Committee of the Board of Directors. The election of Mr. Hodnik brings the number of directors to 11. The Board of Directors has determined that Mr. Hodnik is independent under the New York Stock Exchange listing standards and Sherwin-Williams’ Director Independence Standards. There is no arrangement or understanding between Mr. Hodnik and any other persons pursuant to which Mr. Hodnik was selected as a director, and there are no related party transactions between Sherwin-Williams or any of its subsidiaries and Mr. Hodnik that are reportable under Item 404(a) of Regulation S-K. A copy of the press release of Sherwin-Williams announcing Mr. Hodnik’s election is attached as Exhibit 99.

     In connection with Mr. Hodnik’s election to the Board of Directors, Sherwin-Williams entered into an Indemnity Agreement with him on July 20, 2005. The Form of the Indemnity Agreement was filed as Exhibit 10(a) to Sherwin-Williams’ Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and is incorporated herein by reference. The Indemnity Agreement supplements the indemnification coverage afforded by Sherwin-Williams’ Regulations and Ohio law.

     On July 20, 2005, the Board of Directors also appointed Christopher M. Connor, Chairman and Chief Executive Officer, to the additional position of President. Mr. Connor had assumed the day-to-day management of the operating divisions of Sherwin-Williams on May 31, 2005 due to the resignation of Joseph M. Scaminace, former President and Chief Operating Officer of Sherwin-Williams.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this Report.

Exhibit No.	Exhibit Description
4(a)	Amendment and Restatement Agreement, dated as of July 20, 2005, in respect of the Five-Year Competitive Advance and Revolving Credit Facility Agreement, dated July 19, 2004, among The Sherwin-Williams Company; the Lenders party thereto; JPMorgan Chase Bank, N.A., as Administrative Agent; and Wachovia Bank, National Association, as Syndication Agent (filed herewith).

10(a)	Form of Director, Executive Officer and Corporate Officer Indemnity Agreement filed as Exhibit 10(a) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and incorporated herein by reference.

10(b)	2004-2 Amendment to The Sherwin-Williams Company Deferred Compensation Savings and Pension Equalization Plan (filed herewith).

10(c)	2004-1 Amendment to The Sherwin-Williams Company Revised Key Management Deferred Compensation Plan (filed herewith).

Exhibit No.	Exhibit Description
10(d)	2004-1 Amendment to The Sherwin-Williams Company Director Deferred Fee Plan (1997 Amendment and Restatement) (filed herewith).

10(e)	The Sherwin-Williams Company 2005 Deferred Compensation Savings and Pension Equalization Plan (filed herewith).

10(f)	The Sherwin-Williams Company 2005 Key Management Deferred Compensation Plan (filed herewith).

10(g)	The Sherwin-Williams Company 2005 Director Deferred Fee Plan (filed herewith).

99	Press Release of The Sherwin-Williams Company, dated July 20, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY
July 26, 2005	By:	/s/ L.E. Stellato
L.E. Stellato
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
4(a)	Amendment and Restatement Agreement, dated as of July 20, 2005, in respect of the Five-Year Competitive Advance and Revolving Credit Facility Agreement, dated July 19, 2004, among The Sherwin-Williams Company; the Lenders party thereto; JPMorgan Chase Bank, N.A., as Administrative Agent; and Wachovia Bank, National Association, as Syndication Agent (filed herewith).

10(a)	Form of Director, Executive Officer and Corporate Officer Indemnity Agreement filed as Exhibit 10(a) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and incorporated herein by reference.

Exhibit No.	Exhibit Description
10(b)	2004-2 Amendment to The Sherwin-Williams Company Deferred Compensation Savings and Pension Equalization Plan (filed herewith).

10(c)	2004-1 Amendment to The Sherwin-Williams Company Revised Key Management Deferred Compensation Plan (filed herewith).

10(d)	2004-1 Amendment to The Sherwin-Williams Company Director Deferred Fee Plan (1997 Amendment and Restatement) (filed herewith).

10(e)	The Sherwin-Williams Company 2005 Deferred Compensation Savings and Pension Equalization Plan (filed herewith).

10(f)	The Sherwin-Williams Company 2005 Key Management Deferred Compensation Plan (filed herewith).

10(g)	The Sherwin-Williams Company 2005 Director Deferred Fee Plan (filed herewith).

99	Press Release of The Sherwin-Williams Company, dated July 20, 2005

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